March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE PROSPECTUS OF
Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2022

The following changes will take effect on April 29, 2022:

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The contingent deferred sales charge holding period for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The dollar amount at which investors may qualify for a sales charge discount for Class A shares of the Fund will be increased to $50,000. Accordingly, the cumulative net asset value per share of Class A shares of the Fund being purchased in a single transaction (together with other shares of Morgan Stanley Funds), as described in the section "Fund Summary—Fees and Expenses" in the Prospectus, at which investors may qualify for a sales charge discount will be $50,000 or more. In addition, the front-end sales charge schedule for Class A shares of the Fund as well as the dealer commission as a percentage of offering price schedule will be amended.

Accordingly, the following changes will be made to the Prospectus effective April 29, 2022:

In the section of the Prospectus entitled "Fund Summary—Fees and Expenses", the dollar amount at which investors may qualify for a sales charge discount for Class A shares of the Fund will be increased to $50,000 or more.

Footnote 1 in the section of the Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

  Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

In the sections of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares," "Shareholder Information—How to Buy Shares—Minimum Investment Amounts," "Shareholder Information—Share Class Arrangements—Class I Shares" and "Shareholder Information—Share Class Arrangements—Meeting Class I Eligibility Minimums," the minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million.

In the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements" the language in the table under the "Sales Charge" column relating to Class A shares is hereby deleted in its entirety and replaced with the following:

  Maximum 5.25% initial sales charge reduced for purchases of $50,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 12 months

The second and third sentence of the first paragraph in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" are hereby deleted in their entirety and replaced with the following:

  The initial sales charge is reduced for purchases of $50,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 12 months after purchase.

The table in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class A Shares" is hereby deleted in their entirety and replaced with the following to reflect the amended front-end sales charge and dealer commission as a percentage of offering price schedules:

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Public Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amount of $1 million or more.

Please retain this supplement for future reference.

EUROPPROSPT

March 16, 2022

Supplement

SUPPLEMENT DATED MARCH 16, 2022 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley Europe Opportunity Fund, Inc., dated February 28, 2022

The following change will take effect on April 29, 2022:

•  The contingent deferred sales charge holding period for Class A shares of the Fund that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase.

Accordingly, the following change will be made to the Statement of Additional Information effective April 29, 2022:

The sixth paragraph of the section of the Statement of Additional Information entitled "Rule 12b-1 Plan" is deleted in its entirety and replaced with the following:

  With respect to Class A shares of the Fund, the Distributor generally compensates Financial Intermediaries from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.75% of the amount sold and an annual residual commission, currently a residual of up to 0.50% of the current value of the respective accounts for which they are dealers of record in all cases.

The second sentence in the footnote in the section of the Statement of Additional Information entitled "Revenue Sharing" is deleted in its entirety and replaced with the following:

  Purchases of Class A shares for which no initial sales charge is paid are subject to a CDSC of 1.00% if the redemption of such shares occurs within 12 months after purchase.

Please retain this supplement for future reference.